Exhibit 10.20

GUARANTEE

THIS GUARANTEE is made by Alpha and Omega Semiconductor Limited, a company incorporated in Bermuda on September 27, 2000 as an exempted limited liability company, registered office address: Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (“Guarantor”) for the benefit of OA Oakmead II, LLC, a Delaware limited liability company (“Landlord”). It is dated for reference purposes only as of January 5, 2010.

Recitals

This Guarantee is entered into based upon the following facts and undertakings of the parties, which are conclusively agreed between the parties as terms of this Guarantee and not as mere recitals:

A. Landlord and Alpha and Omega Semiconductor Incorporated, a California corporation (“Tenant”) are concurrently entering into a Lease of even date herewith (the “Lease”) relating to premises located at 475 Oakmead Parkway, Sunnyvale, California (the “Premises”).

B. Guarantor is the parent company of Tenant, owning 100% of the shares thereof. Guarantor enters into this Guarantee for the business purpose of benefitting its wholly owned subsidiary and accordingly advancing its own interests. In order to induce Landlord to enter into the Lease, Guarantor has offered to execute and is executing this Guarantee.

C. Guarantor is fully familiar with the Lease and has reviewed same and consulted with counsel to the extent deemed advisable with regard to both the Lease and this Guarantee.

NOW THEREFORE, in order to induce Landlord to enter into the Lease and for other good and valuable consideration, receipt of which is hereby acknowledged, Guarantor agrees as follows:

1. Guarantee; Scope. Guarantor unconditionally guarantees and promises, to and for the benefit of Landlord, that Tenant shall perform and pay when due all of the obligations of the Lease, including but not limited to the payment of all Base Rent, Additional Rent, and other financial obligations thereunder, including any damages, attorney’s fees, costs or other financial obligations which Landlord incurs and which are Tenant’s obligation under the Lease, as well as all other non-financial obligations which Tenant is to perform under the Lease. Tenant’s obligations under the Lease are referred to herein as the “Obligations.”

2. Nature of Guarantee. The obligations of Guarantor hereunder are independent of the Obligations of Tenant. A separate action may be brought or prosecuted against Guarantor whether or not an action is brought or prosecuted against Tenant, or whether or not Tenant is joined in the action. Guarantor agrees that this Guarantee is and shall be construed as an absolute, unconditional, continuing and unlimited obligation of Guarantor without regard to and unaffected by the regularity, validity or enforceability of the Obligations and without regard to any subsequent course of conduct by Landlord, Tenant or Guarantor or any combination of them. Without limiting the generality of the foregoing, the obligations of Guarantor hereunder shall in no way be released, diminished or otherwise affected by reason of any voluntary or involuntary proceedings by or against Tenant in bankruptcy or for an arrangement or reorganization or for any other relief under any provision of the Bankruptcy Act or any other insolvency or debtor’s relief law from time to time in effect. Guarantor shall have no right to cancel or withdraw from its continuing guarantee of all Obligations. Notwithstanding the foregoing, nothing in this Guarantee shall grant to the Landlord any right of action against the Guarantor unless the Landlord has given all required notices of default in respect of a specific default to the Tenant pursuant to the Lease and all applicable cure periods, if any, for the Tenant to cure such default(s) have expired. The Landlord shall permit the Guarantor to cure the Tenant’s default within the cure periods provided to the Tenant under the Lease, if any.

3. Modification. The provisions of the Lease may be changed by agreement between Landlord and Tenant at any time by agreement, with or without the consent of or notice to Guarantor. Guarantor’s liability under this Guarantee shall not be in any way affected by such change and this Guarantee shall guarantee the performance in full of the Obligations as so changed. The election by Landlord to secure the consent of Guarantor before making one or more changes in the Lease shall not be deemed a waiver of the provisions of this paragraph with regard to any past or future change in the Lease.

4. Assignment. Assignment of the Lease by Landlord or Tenant, or any sublease of all or part of the Premises, with or without notice to or the consent of Guarantor, shall not affect this Guarantee or in any way exonerate or release Guarantor from its obligations under this Guarantee. If Tenant assigns or otherwise transfers its interest in the Lease, this Guarantee and Guarantor’s obligations hereunder shall remain in effect with respect to the assignee or other transferee and all subsequent assignees or other transferees of such interest, unless Landlord has provided a written release of Guarantor in connection therewith. Landlord may without notice assign its interest in this Guarantee in whole or in part to any person, provided, however, that Guarantor’s performance of its obligations hereunder to or for the benefit of Landlord (instead of any such assignee) shall satisfy Guarantor’s obligations hereunder unless Landlord has given written notice to Guarantor of Landlord’s assignment of the benefits of this Guarantee including the name and address of such assignee. Guarantor may not assign its rights or delegate its duties under this Guarantee.

5. Landlord’s Right to Dispose of Security. Guarantor authorizes Landlord, without notice or demand and without affecting Guarantor’s liability hereunder, from time to time to: (I) take and hold security for performance of the Obligations and exchange, enforce, waive or release any or all such security, and (ii) apply such security in whole or in part and direct the order or manner of sale thereof as Landlord, in its discretion, may determine. Guarantor waives the benefit of and any right to participate in any security now or hereafter held by Landlord from Tenant except to the extent such security remains after performance in full of the Obligations.

6. Waivers by Guarantor. To the extent permitted by applicable law, Guarantor waives any right it may otherwise have to now or hereafter; (i) require Landlord to proceed against Tenant or to pursue any other remedy in Landlord’s power; (ii) require Landlord to proceed against or exhaust any security it now or hereafter acquires from Tenant; (iii) assert any defense it may acquire by reason of any waiver, act, omission, extension, modification, forbearance by Landlord and/or by reason of Landlord’s election of any remedy against it or Tenant or both; and (iv) require Landlord to make any presentment, demand for performance, notice of non-performance, protest, notice of acceptance of this Guarantee, or notice of the existence or creation of all or any part of the Obligations. Guarantor waives any defense by reason of any disability of Tenant, and waives any other defense based on the termination of Tenant’s liability from any cause.

7. Limitations on Subrogation. Notwithstanding any payments made by Guarantor under this Guarantee, Guarantor shall have no right, and waives any right it may have, to subrogation and/or to enforcement of any remedy it may have against Tenant until after all the Obligations shall have been performed and paid in full.

8. Non-Waiver of Terms. No waiver of any breach or default of any term or condition of this Guarantee or the Obligations shall be valid unless made in writing, signed by the waiving party, nor shall any such waiver constitute or be construed as a waiver by Landlord of any subsequent breach or default of that term or condition or of any breach or default of any other term or condition.

9. Notices and Service of Process. Guarantor agrees that any notice or demand upon it, including but not limited to a summons and complaint in a lawsuit arising hereunder, shall be deemed given and served if it is in writing and it is personally served on Guarantor, or hand delivered to Guarantor’s registered address above by responsible courier authorized to make legal service in Bermuda, or sent by Federal Express or UPS by next business day delivery to Guarantor’s registered address above, or mailed by first class U.S. mail, postage prepaid, return receipt requested, addressed to Guarantor at its registered address above. Guarantor may, by notice in writing to Landlord, specify a different address for notice in writing to Guarantor, and from ten (10) days after such notice is given to Landlord, such new notice address shall be utilized by Landlord for any notice. Any such notice or demand shall be deemed delivered and received if delivered before 5:00 p.m. recipient’s local time on a business day, or if tendered for delivery between the hours 9:00 a.m. and 5:00 p.m. recipient’s local time on a business day and refused, on the date of actual (or refused) delivery as evidenced by postal or courier receipt. If a notice or demand is delivered on a day other than a business day, or before 9:00 A.M. or after 5:00 PM on a business day, same shall be deemed delivered and received upon the next business day thereafter. Landlord shall have no duty to investigate any possible change in the registered address of Guarantor, and the change of such registered address shall not change Guarantor’s address for notice hereunder, even if known to Landlord, unless Guarantor gives notice of such new address as set forth above.

10. General Provisions. This Guarantee shall be enforced and construed in accordance with the laws of the State of California applicable to wholly intrastate California transactions, and without regard to any California law or rule relating to choice of laws (and all references to “applicable law” shall be deemed to be references to such California law). THIS AGREEMENT SHALL BE DEEMED TO BE AN AGREEMENT MADE UNDER THE LAW OF THE STATE OF CALIFORNIA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH SUCH LAWS, WITHOUT REGARD TO ANY CALIFORNIA LAW OR RULE RELATING TO CHOICE OF LAWS. Guarantor agrees to pay reasonable and documented attorneys’ fees and all other reasonable and documented costs and expenses which may be incurred by Landlord in the enforcement of this Guarantee. To the extent permitted by applicable law, all remedies of Landlord hereunder shall be cumulative, and no delay or omission by Landlord in the exercise of its rights or remedies under the Lease or under this Guarantee shall impair or otherwise affect the right of Landlord to later pursue any remedy available to it in connection with the enforcement of this Guarantee. Successive demands may be made upon, and successive actions for the enforcement of such demands may be brought against, Guarantor upon the successive breach of or default under any Obligation. The enforcement of this Guarantee against Guarantor with respect to any particular breach of or default under any Obligation shall not operate to exhaust this Guarantee or to waive Landlord’s right to proceed under this Guarantee with respect to any future default or breach. If any provision hereof and/or any of Guarantor’s obligations hereunder shall be, or are adjudged to be, unenforceable, the remainder of this Guarantee and/or all of Guarantor’s other obligations hereunder shall remain in full force and effect and not be affected thereby. Guarantor acknowledges that its undertakings hereunder are given in consideration of Landlord’s acceptance of the Lease and execution thereof and that Landlord will not consummate the Lease without the execution and delivery of this Guarantee by Guarantor. If there is more than one Guarantor, all obligations of this Guarantee are joint and several obligations of the Guarantors.

11. Jurisdiction. Guarantor and Landlord agree that any legal proceedings brought regarding this Guarantee, or to enforce this Guarantee, or arising out of this Guarantee, shall be brought solely and exclusively in the State or Federal Courts sitting in the County of Santa Clara, State of California. Both Guarantor and Landlord agree to and submit to the personal and subject matter jurisdiction of the said Courts, and agree that they may be sued in such courts, and that the Courts located in Santa Clara County, California, are the sole appropriate venue (unless such courts cannot exercise jurisdiction over Guarantor, in which case Guarantor may be sued in any venue and jurisdiction where jurisdiction may be obtained over Guarantor, or in a case where enforcement of judgment or writ of attachment is sought, in the Court having jurisdiction over the assets in question). Guarantor hereby (a) irrevocably consents and submits to the jurisdiction of any federal, state county or municipal court sitting in the State of California in respect to any action or proceeding brought therein by Landlord against Guarantor concerning any matters arising out of or in any way relating to this Guarantee or the Lease; (b) to the extent permitted by applicable law, expressly waives any rights of Guarantor pursuant to the laws of Bermuda or any other jurisdiction by virtue of which exclusive jurisdiction of the courts of Bermuda or any other jurisdiction might be claimed ; (c) irrevocably waives personal service of any summons and complaint and consents to the service upon it of process in any such action or proceeding by the process set forth in Paragraph 9 hereof; (d) irrevocably waives all objections as to venue and any and all rights it may have to seek a change of venue with respect to any such action or proceeding; (e) waives any defense to any action or proceeding granted by the laws of any other country or jurisdiction than California unless such defense is also allowed by the laws of the State of California; and (f) agrees that any final judgment rendered against it in any such action or proceeding shall be conclusive and may be enforced in Bermuda or any other jurisdictions by suit on the judgment or in any manner provided by law and expressly consents to the affirmation of the validity of any such judgment by the courts of Bermuda or any other jurisdiction so as to permit execution thereon. Guarantor hereby represents that there are no treaties or laws which would preclude, impair or hinder the recognition of any judgment rendered by any such court sitting in the State of California by, and the enforcement of any such judgment by, the courts of Bermuda, and Guarantor agrees that it will interpose no defense or claim against and shall consent to the issuance of all necessary documents by the courts of Bermuda in order to execute upon any such judgment. Nothing contained in this Guarantee shall affect or limit the right of Landlord to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of Landlord to bring any action or proceeding against Guarantor or any of its property in the courts of any other jurisdiction. Notwithstanding the foregoing provisions of this Section, Guarantor may, by written notice to Landlord, change its designated agent for acceptance of service of process to any other law firm located in the State of California.

12. Successors. This Guarantee shall be binding upon and shall inure to the benefit of Landlord and Guarantor and their respective heirs, successors, and assigns.

13. Modification. This Guarantee may not be changed, waived, discharged or terminated orally or by course of conduct, but rather only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

14. Financial Statements: Upon written request by Landlord from time to time, Guarantor will supply Landlord with its most current written financial statements (including balance sheet and profit and loss statements, and all accountant’s notes) for Guarantor, prepared in accordance with Guarantor’s regular and usual accounting policies and procedures by Guarantor’s accountants, provided that Landlord shall be required to maintain the confidentiality of such financial statements.

IN WITNESS WHEREOF, the undersigned have executed this Guarantee to be effective as of the date of execution of the Lease by Tenant.

Dated: January 5, 2010

GUARANTOR:

Alpha and Omega Semiconductor Limited

/s/ Ephraim Kwok
By: Authorized Officer

Ephraim Kwok, Chief Financial Officer
Print Name and Title

/s/ Mike Chang
By: Authorized Officer

Mike Chang, Chief Executive Officer
Print Name and Title